Condensed Interim Consolidated Statements of Comprehensive Loss (Unaudited) - CAD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2019	Sep. 30, 2018	Sep. 30, 2019	Sep. 30, 2018
EXPENSES
General and administrative expenses	$ (584)	$ (521)	$ (1,637)	$ (1,702)
Property investigation	(65)	(28)	(231)	(62)
Amortization	(3)	(3)	(8)	(10)
Share-based payments				(317)
Total expenses	(652)	(552)	(1,876)	(2,091)
OTHER ITEMS
Interest income	4	31	26	52
Foreign exchange loss	(1)	(124)	(2)	(169)
Other income (expense), net	3	(93)	24	(117)
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$ (649)	$ (645)	$ (1,852)	$ (2,208)
Basic and diluted weighted average number of common shares outstanding on a post-consolidation basis	78,792,850	78,792,850	78,792,850	69,476,611
Basic and diluted loss per share	$ (0.01)	$ (0.01)	$ (0.02)	$ (0.03)